SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)           June 8, 2001


                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


    Ohio                          1-434                       31-0411980
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)


One Procter & Gamble Plaza, Cincinnati, Ohio                  45202
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code   (513) 983-1100
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ITEM 5.  OTHER EVENTS


     On June 8, 2001, The Procter & Gamble Company (the "Company") issued a news release announcing that the Company has reached an agreement in principle to settle the securities class action litigation filed against it in connection with the Company's March 2000 earnings announcement.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROCTER & GAMBLE COMPANY


                                       TERRY L. OVERBEY
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                                       Terry L. Overbey, Secretary
                                       June 8, 2001



Exhibit

1.      Press Release by The Procter & Gamble Company dated June 8, 2001.